________________________________________________________________________________
                                                                               1


DEAR SHAREHOLDERS:

Our report for CIGNA Investment Securities, Inc. (the "Fund") covering the year ended December 31, 2000 follows.

MANAGEMENT'S DISCUSSION AND ANALYSIS

Financial market performance during 2000 can be best characterized by two dominant themes: (1) a complete reversal in the winners and losers among asset classes compared with calendar year 1999; and (2) a dramatic shift on the part of investors away from risk-taking and toward risk aversion, with some evidence of a flight to quality. In the eternal struggle within investment markets between greed and fear, risk and return, it was clear that, unlike 1999, fear and risk aversion emerged as the dominant forces.

In terms of specific asset classes, the broad bond market outperformed the broad equity market for the first year since 1990. Within the fixed income markets, U.S. Treasury securities, the safest and most liquid type of financial assets in the world, were the best performers. The 30-year Treasury bond enjoyed a total return of 19.88%, compared with an 11.63% total return for the Lehman Brothers Aggregate Bond Index, the best year for the Index since 1995. Conversely, below-investment-grade (high yield) bonds performed poorly, generating a negative total return of 5.86% based on the Lehman Brothers High Yield Bond Index. According to Lehman Brothers, the year 2000 was the worst single year of relative performance for U.S. corporate bonds since the recession years of 1981-82 and 1974. Corporate bonds underperformed all other major fixed income asset classes, both on an absolute and duration-adjusted basis during 2000.

Factors which contributed to corporate bond spread widening included: investor risk aversion, weak equity markets and increased volatility, poor liquidity/technicals, Treasury curve volatility/inversion, heightened credit risk, continued earnings disappointments, supply worries, sustained high oil prices and increased event risk.

In the first quarter, while our performance attributable to security selection was positive for corporate bonds, our sector allocation - primarily our overweights in corporates, agencies, and high yield - negatively impacted the portfolio's return. During the second quarter, the Fund's underweighting in Treasuries and overweighting in spread product (e.g., corporate bonds, high yield, government agencies and mortgage-backed securities) again led to underperformance, as spreads continued to widen. In the third quarter, our overweight in spread products (non-Treasuries) contributed to positive performance. Additionally, our strong emerging market debt returns offset most of the negative exposure to domestic high yield. During the fourth quarter, we remained underweight in Treasuries and overweight in spread products. While this allocation decision negatively impacted returns, our security selection performance was quite strong - primarily in investment-grade corporate bonds. Unfortunately, the corporate bond returns were not enough to overshadow the continued deterioration in our allocation to high yield bonds. For the year, portfolio turnover increased and was higher than we expect to see going forward. The additional turnover resulted from making changes in portfolio securities to overweight or underweight different sectors of the bond market, lengthen or shorten bond maturities, and take advantage of opportunities in the new issue market.

PERFORMANCE

For the fourth quarter and year-to-date, the Fund's returns based on its underlying net asset value of 3.63% and 8.92%, respectively, trailed the Lehman Brothers Aggregate Bond Index returns of 4.21% and 11.63%. However, the Fund's share price returned 7.68% and 22.33%, respectively, for the quarter and year-to-date, assuming reinvestment of dividends.

OUTLOOK

Looking ahead, we are constructive on the corporate bond sector, given current valuation levels. Valuations are at close to recessionary levels. Corporate bonds offer value on an absolute basis as well as versus alternative competing spread product. That being said, we are somewhat cautious regarding "event risk" as well as some signs of credit deterioration sparked by either declining equity valuations, stock buybacks, releveragings and

________________________________________________________________________________
                                                                               2


weaker earnings. The equity market's intolerance for earnings disappointments is another area of concern, as is continued supply. These are factors we are closely monitoring.

We favor high quality corporate bonds of large cap, solid businesses and credit improvement/debt reduction stories. In addition, as U.S. government "long duration" securities become scarcer over time, we believe that investors may be forced to find long duration elsewhere, which could include high quality corporate issuers. As the Treasury buyback and yield curve inversion create opportunities with respect to the credit curves of certain corporate bond issuers, we will likely use such opportunities to take positions in the most attractive part of the issuer curve.

While we continue to have a significant overweight allocation to corporate bonds, our security selection and sector selection continue to be relatively defensive. As the Federal Reserve (Fed) continues along their "easing path" and demonstrates to the market that they are not "behind," we will probably rotate into less defensive sectors. In the interim, we will likely continue to have a conflict between a supportive Fed policy along with the negative fundamentals associated with the economic slowdown and its impact on credit quality. Overall, we believe that security and sector selection will be paramount along with vigilance toward prudent credit decisions.

Sincerely,


/s/ Richard H. Forde


Richard H. Forde
CHAIRMAN OF THE BOARD AND PRESIDENT
CIGNA INVESTMENT SECURITIES, INC.



________________________________________________________________________________
        [THE INFORMATION SET FORTH BELOW APPEARS AS A BAR CHART GRAPHIC]

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
                               1/1/91 - 12/31/00



__________________________________________________________
                        AVERAGE ANNUAL RETURNS
                     1-Year   3-Year  5-Year  10-Year
Market Value         22.33%    5.04%   6.17%   9.08%
Net Asset Value       8.92%    4.88%   5.34%   8.04%
__________________________________________________________

                               CIS                          Lehman AG
                            Investment                      Investment
12/90                         $10,000                       $10,000
12/91                         $13,021                       $11,600
12/92                         $13,722                       $12,459
12/93                         $15,671                       $13,674
12/94                         $14,365                       $13,275
12/95                         $17,369                       $15,727
12/96                         $17,729                       $16,298
12/97                         $20,579                       $17,872
12/98                         $22,011                       $19,424
12/99                         $19,500                       $19,265
12/00                         $23,853                       $21,504

CIGNA Investment Securities (the "Fund") performance figures are historical and reflect reinvestment of all dividends and capital gains distributons and changes in the market value of its stock, or as shown separately in the box, changes in its underlying net asset value. The Fund is a closed-end management investment company which trades over the New York Stock Exchange under the ticker symbol "IIS." Fund performance does not reflect exchange commissions payable upon the purchase or sale of the fund's stock. The Fund's investment return and principal value will fluctuate so that an investor's shares, when sold may be worth more or less than their original cost. Past performance cannot guarantee comparable future results. The Fund's return has been compared with the total return performance of Lehman Brothers Aggregate Bond index. This index is a group of unmanaged securities widely regarded by investors to be representative of the bond market in general. An investment cannot be made in the index.
Index results do not reflect brokerage charges or other investment expenses.

________________________________________________________________________________
CIGNA INVESTMENT SECURITIES, INC. INVESTMENTS IN SECURITIES DECEMBER 31, 2000  3

                                                             MARKET
                                                 PRINCIPAL    VALUE
                                                    (000)     (000)
--------------------------------------------------------------------
LONG-TERM BONDS - 97.2%
CONSUMER AND RETAIL - 1.1%
Levi Strauss,  6.8%,  2003                         $  380    $  321
Rite Aid Corp.,  7.7%,  2027                          210        56
Target Corp.,  7.5%,  2010                            275       290
Vlasic Foods, 10.3%,  2009 /(3)/                       990       252
Wal-Mart Stores, Inc., 6.9%,  2009                     55        57
                                                           ---------
                                                                976
                                                           ---------
ENTERTAINMENT AND COMMUNICATIONS - 9.8%
British Telecommunications,  8.6%,  2030               85        85
Charter Communication Holdings, 8.6%, 2009            190       171
Clear Channel Communication,  7.7%,  2010             640       661
Focal Communications Corp.
       Step Coupon (0% to 2/15/03),  2008             170        71
Globalstar L.P., 11.4%,  2004                         210        24
ITT Corp., 7.4%, 2025                                 425       376
Lensfest Communications, Inc., 8.3%, 2008           1,180     1,224
Level 3 Communications, Inc.,  9.1%,  2008            160       128
McLeodUSA, Inc.,  11.5%,  2009                        270       269
Metromedia Fiber Network, 10%,  2009                  210       175
Nextel Communications, Inc.,
       Step Coupon (0% to 9/15/02), 2007              505       395
NTL Communications Corp.,
       Step Coupon (0% to 10/01/03), 2008             560       308
Spectrasite Holdings, Inc.
       Step Coupon (0% to 3/15/05),  2010             520       265
Sprint Capital Corp.,  6.9%,  2028                    370       299
Sun Microsystems Industries 7.5%, 2006              1,310     1,346
Telefonica Europe, 8.3%,  2030                         85        85
Telewest Communication, PLC
      Step Coupon (0% to 2/1/05), 2010                395       178
      (144A security acquired July 2000 for $207)
      /(2)/
Time Warner Entertainment Co., 10.2%, 2012            750       918
Vodafone Airtouch PLC,  7.8%,  2010 (144A
      Security acquired February 2000 for $631)
      /(2)/                                           635       657
Williams Communications,  11.7%, 2008 (144A           480       370
      Security acquired August 2000 for $470)
      /(2)/
Winstar Communications Inc.,
      Step Coupon  (0% to 4/15/05), 2010 (144A
      security acquired Nov. 2000 for $773)/(2)/     1,765       485
                                                           ---------
                                                               8,490
                                                           ---------



                                                              MARKET
                                               PRINCIPAL       VALUE
                                                   (000)       (000)
---------------------------------------------------------------------
FINANCIAL - 19.5%
AXA Financial, Inc.,  7.5%, 2010                 $   405     $   430
Abbey Natl. Cap.,  Floating Rate  9%, 2049           850         877
Banc One Corp.,
    7.8%, 2025                                       520         503
    7.9%, 2010                                       225         234
Bank Tokyo Mitsubishi Ltd., 8.4%, 2010               300         320
BSCH Issuances Ltd.,  7.6%, 2010                     420         422
Boeing Capital Corp.,  7.4%,  2010                   650         700
Citigroup, Inc.,  7.3%,  2010                        885         915
Ford Motor Credit Co.,
    7.6%,  2005                                    2,820       2,900
    7.9%,  2010                                      125         129
ING Capital Funding,  8.4%,  2049                    850         865
Korea Development Bank, 7.6%, 2002 (144A
     security acquired Aug. 1999 for $468)/(2)/      470         472
Lodgian Financing Corp., 12.3%,  2009                270         243
Manufacturers & Traders Trust Co., 8%, 2010          420         437
Merrill Lynch and Co., Inc., 6%, 2009              1,090       1,032
Morgan Stanley Group, Inc.,  5.6%,  2004             900         883
Middletown Trust, 11.8%, 2010                        848         856
National Westminster Bank PLC,  7.4%, 2009           355         367
Prudential Ins. Co. of America, 6.9%, 2003         1,190       1,201
Sanwa Finance Aruba AEC, 8.4%, 2009                  300         309
Shinhan Bank, 7.3%, 2002                           1,325       1,309
Skandinaviska Enskilda, 6.6%, 2049                   375         373
Sumitomo Bank Int'l NV, 8.5%, 2009                   300         316
Wells Fargo & Co.,  7.2%,  2003                      845         866
                                                         ------------
                                                              16,959
                                                         ------------

FOREIGN GOVERNMENT - 3.5%
Brazil  Federative Republic, 10.1%, 2027             510         409
Poland (Government of),
    Step Coupon (4.3% to 10/1/01), 2024            1,220         909
Quebec (Province of Canada), 7.5%, 2023              850         905
United Mexican States
    10.4%, 2023                                      270         296
    9.9%,  2010                                      485         522
                                                         ------------
                                                               3,041
                                                         ------------



The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA INVESTMENT SECURITIES, INC. INVESTMENTS IN SECURITIES DECEMBER 31, 2000 4 (Continued)

                                                          MARKET
                                              PRINCIPAL    VALUE
                                                 (000)     (000)
-----------------------------------------------------------------
INDUSTRIAL - 5%
Apple Computer, Inc.,  6.5%, 2004               $  180    $  164
Coastal Corp.,  7.5%,  2006                        420       438
Federal Mogul Corp.,  7.9%,  2010                  230        35
ICF International, Inc.,  13%, 2003  (3)           500       177
Lockheed Martin Corp., 8.5%, 2029                1,030     1,169
Merck & Co., Inc., 6.3%, 2026                      700       671
Raytheon Co.,   8.2%,  2006                        840       896
      (144A security acquired Oct. 2000 for $841)
      /(2)/
TFM S A. DE C V,
      Step Coupon (0% to 6/15/02), 2009          1,060       784
                                                        ---------
                                                           4,334
                                                        ---------

OIL & GAS - 2.6%
Conoco, Inc., 7%, 2029                           1,050     1,023
Louis Dreyfus National Gas Corp.,  9.3%, 2004    1,000     1,043
Falcon (R&B) Corp.,  6.8%,  2005                   200       188
                                                        ---------
                                                           2,254
                                                        ---------
SERVICES  0.4%
Laidlaw, Inc.,  7.9%,  2005 (3)                  1,140       305
                                                        ---------

STRUCTURED SECURITIES - 11.8%
Beaver Valley II Funding Corp., 8.6%,  2007        820       849
Citibank Credit Card Master Trust, 5.8%, 2005 2,190 2,185 General Electric Cap. Corp. Mortgage Note,
      6.8%,  2005                                1,375     1,422
IMC Home Equity Loan, Floating Rate
      6.7%,  2029                                  800       780
      6.7%,  2029                                  892       888
Iroquois Trust, 6.8%, 2007 (144A security
      acquired March 1998 for $456) (2)            329       329
LB Commercial Conduit Mortgage Trust,
      6.4%, 2007                                   890       898
LB UBS Commercial Mortgage Trust, 7.2%,  2009      421       439
Nationslink  Funding Corp.,  7%,  2008             591       610
Qwest Capital Funding, Inc.,
      7.8%, 2006(144A security acquired
        Aug. 2000 for $333) *                      545       568
      7.9%, 2010 (144A security acquired
        Aug. 2000 for $200)  *                     220       229
Saxon Asset Securities, 7.1%, 2027                 600       602


                                                                MARKET
                                             PRINCIPAL           VALUE
                                                 (000)           (000)
-----------------------------------------------------------------------
STRUCTURED SECURITIES - (CONTINUED)
Verizon Global Funding Corp.,  7.3%,  2010
        (144A security acquired Dec. 2000
        for $429) /(2)/                           $  430       $   439
Xerox Capital Trust,  8%,  2027                      190            40
                                                        ---------------
                                                                10,278
                                                         --------------
TRANSPORTATION - 2.7%
Burlington Northern Santa Fe,
    8.1%,  2020                                      330           350
Delta Air Lines, Inc.,
    9.5%, 2006                                       822           860
    10.1%, 2012 (144A security acquired
      July 2000 for $1,112) /(2)/                  1,000         1,092
                                                         --------------
                                                                 2,302
                                                         --------------
UTILITIES - 1.7%
Allied Waste North America, Inc., 10%, 2009          170           160
Cleveland Electric Illuminating Co., 7.7%,
    2004                                              55            57
Empressa Nacional De Electric,  8.1%, 2097           465           366
Korea Electric Power Corp., 6.4%, 2003               400           391
Niagara Mohawk Power Co.,
    7.6%, 2005                                       378           390
    7.4%, 2003                                       150           152
                                                         --------------
                                                                 1,516
                                                         --------------

U.S. GOVERNMENT & AGENCIES - 39.1%
Federal Home Loan Mortgage Corp.,
    5%, 2004                                         900           884
Federal Home Loan PC, 6%, 2014                     3,393         3,354
Federal National Mortgage Assoc.,
    6%, 2005                                       1,900         1,921
    6.5%, 2027                                       847           837
    6.5%, 2028                                     5,212         5,144
    6.6%, 2007                                     3,275         3,418
    7%, 2015                                       3,296         3,331
    7%, 2029                                         803           804
    7%, 2029                                       3,105         3,110
    7%, 2029                                       1,604         1,607
    7%, 2030                                       2,064         2,068
    7.5%, 2030                                       432           438
United States Treasury Bonds, 8.8%, 2017           3,045         4,090


The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA INVESTMENT SECURITIES, INC. INVESTMENTS IN SECURITIES DECEMBER 31, 2000 5 (Continued)

                                                               MARKET
                                                 PRINCIPAL      VALUE
                                                   (000)        (000)
------------------------------------------------------------------------
United States Treasury Notes,
    6.6%, 2007                                      $ 90          $ 97
    7%, 2006                                       1,900         2,068
    7.9%, 2004                                       680           744
                                                         --------------
                                                                33,915
                                                         --------------

TOTAL LONG-TERM BONDS
    (Cost - $83,483)                                            84,370
                                                         --------------
SHORT-TERM OBLIGATIONS - 1.6%
COMMERCIAL PAPER  1.5%
American Express Credit Corp.,
      6.4%, 01/02/01                               1,318         1,318
U.S. GOVERNMENT   - 0.1%
U.S. Treasury,  6.1%, 02/01/2001 (4)                 100            99
                                                         --------------

TOTAL SHORT-TERM OBLIGATIONS
      (Cost - $1,417)                                            1,417
                                                         --------------

TOTAL INVESTMENTS IN SECURITIES - 98.8%
      (Total Cost - $84,900)                                    85,787

Cash and Other Assets Less Liabilities  - 1.2%                   1,002
                                                         --------------
NET ASSETS - 100.0%                                      $      86,789
                                                         ==============

______________
(1) A summary of outstanding forward currency contracts as of December 31, 2000 is as follows:


                                                                                        Net Unrealized
   Settlement          Deliver/                                                          Appreciation
      Date              Receive        Units of Currency             Value              (Depreciation)
------------------    ------------     ------------------     --------------------    --------------------
Buys 2/15/01               Euro                1,940,000        $      1,825,534        $      140,161


(2) Indicates restricted security; the aggregate value of restricted securities is $5,714,564 (aggregate cost $6,007,775) which is approximately 6.6% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities.
(3) Indicates defaulted security.
(4) Pledged as collateral for Financial Futures Contracts. At December 31, 2000, the fund was short 6 5-year and 158 10-year Treasury Note futures contracts and long 39 10-year Agency, 87 2-year Treasury Note and 20 30-year U.S. Treasury Bond futures contracts (all expiring in March 2001). Unrealized loss amounted to $39,023. Underlying face values of the long and short positions were $14,602,840 and ($16,816,180), respectively, and underlying market values were $14,936,793 and ($17,189,156), respectively.




   ------------------------------------------------------------------
      PORTFOLIO COMPOSITION (UNAUDITED)
      December 31, 2000
                                                MARKET      % OF
      QUALITY RATINGS+ OF                       VALUE      MARKET
      BONDS                                     (000)      VALUE
      ---------------------------------------------------------------
      Aaa/AAA                                   $ 41,088      48.7%
      Aa/AA                                        5,862       6.9%
      A/A                                         11,616      13.8%
      Baa/BBB                                     14,979      17.7%
      Ba/BB                                        3,914       4.6%
      B/B                                          4,446       5.3%
      Below B                                        637       0.8%
      Not Rated                                    1,828       2.2%
                                              ----------- -----------
                                                $ 84,370     100.0%
                                              =========== ===========

      + The higher of Moody's or Standard & Poor's Ratings.
   ------------------------------------------------------------------


The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA INVESTMENT SECURITIES, INC.                                              6



STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
(IN THOUSANDS)

ASSETS:
Investments at market value
    (Cost $84,900)                               $ 85,787
Cash                                                   87
Interest receivable                                 1,287
Net receivable for open forward foreign
  currency contracts                                  140
Investment for Directors' deferred
    compensation plan                                 180
                                              ------------
      TOTAL ASSETS                                 87,481
                                              ------------

LIABILITIES:
Futures variation margin payable                       14
Distribution payable                                  384
Deferred Directors' fees payable                      180
Advisory fees payable                                  41
Custodian fee payable                                   8
Other accrued expenses (incl. $19
    due to affiliate)                                  65
                                              ------------
      TOTAL LIABILITIES                               692
                                              ------------

NET ASSETS (equivalent to $18.11 per share
    based on 4,792,215 shares outstanding;
    12,000,000 shares of $0.10 par value
    authorized)                                  $ 86,789
                                              ============

COMPONENTS OF NET ASSETS:
Paid in capital                                  $ 89,856
Undistributed net investment income                   139
Unrealized appreciation of investments                988
Accumulated net realized loss                      (4,194)
                                              ------------
NET ASSETS                                       $ 86,789
                                              ============



STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
(IN THOUSANDS)


INVESTMENT INCOME
INCOME:
    Interest                                              $ 6,404
EXPENSES:
    Investment advisory fees                   $453
    Custodian fees                               88
    Transfer agent fees                          55
    Administrative services                      47
    Auditing and legal fees                      38
    Directors' fees                              24
    State taxes                                  24
    Shareholder report                           51
    Stock exchange fees                          16
                                            --------   -----------
    Other                                         6           802
                                            --------   -----------
NET INVESTMENT INCOME                                       5,602
                                                       -----------

REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS

    Net realized loss from investments                     (1,677)
    Net realized gain from futures
      contracts                                              (154)
    Unrealized appreciation of investments                  3,436
    Net unrealized appreciation of forward currency           140
    Net unrealized depreciation of futures
      contracts                                               (39)
                                                       -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS                                             1,785
                                                       -----------
NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                       $ 7,308
                                                       ===========



The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA INVESTMENT SECURITIES, INC.                                              7


STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,
(IN THOUSANDS)

                                                    2000           1999
                                                -------------  --------------
OPERATIONS:
Net investment income                               $  5,602        $  5,644
Net realized loss from investments                    (1,677)         (2,005)
Net realized loss from futures contracts                (154)              -
Net unrealized appreciation (depreciation) on
    investments                                        3,436          (4,797)
Net unrealized appreciation on forward
    currency contracts                                   140
Net unrealized depreciation on
    futures contracts                                    (39)              -
                                                -------------  --------------
Net increase (decrease) in net assets
    from operations                                    7,308          (1,159)
                                                -------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                            (5,749)         (5,676)
From net realized gain                                     -            (137)
                                                -------------  --------------
Total distributions to shareholders                   (5,749)         (5,813)
                                                -------------  --------------

NET INCREASE (DECREASE) IN NET ASSETS                  1,559          (6,972)
NET ASSETS:
Beginning of period                                   85,230          92,202
                                                -------------  --------------
End of period (including undistributed net
    investment income of $139 and $110 )            $ 86,789        $ 85,230
                                                =============  ==============


The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA INVESTMENT SECURITIES, INC.                                              8



FINANCIAL HIGHLIGHTS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                           2000            1999          1998            1997           1996
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                         $17.79       $  19.24       $ 19.16         $ 18.75         $ 19.50
                                                           ---------      ---------     ---------       ---------       ---------

INCOME FROM INVESTMENT OPERATIONS
Net investment income (1)                                      1.15           1.18          1.18            1.22            1.27
Net realized and unrealized gain (loss)                        0.37          (1.42)         0.16            0.43           (0.73)
                                                           ---------      ---------     ---------       ---------       ---------
TOTAL FROM INVESTMENT OPERATIONS                               1.52          (0.24)         1.34            1.65            0.54
                                                           ---------      ---------     ---------       ---------       ---------
LESS DISTRIBUTIONS:
From net investment income                                    (1.20)         (1.18)        (1.20)          (1.24)          (1.29)
From capital gains                                              -            (0.03)        (0.06)            -               -
                                                           ---------      ---------     ---------       ---------       ---------
TOTAL DISTRIBUTIONS                                           (1.20)         (1.21)        (1.26)          (1.24)          (1.29)
                                                           ---------      ---------     ---------       ---------       ---------
NET ASSET VALUE, END OF PERIOD                              $ 18.11        $ 17.79       $ 19.24         $ 19.16         $ 18.75
                                                           =========      =========     =========       =========       =========
MARKET VALUE, END OF PERIOD                                 $ 16.06        $ 14.19       $ 17.31         $ 17.38         $ 16.13
                                                           =========      =========     =========       =========       =========
TOTAL INVESTMENT RETURN:
Per share market value                                        22.33%        (11.41)%        6.95%          16.08%           0.28%
Per share net asset value (2)                                  8.92%         (1.23)%        7.22%           9.16%           3.01%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                    $ 86,789       $ 85,230      $ 92,202        $ 91,825        $ 89,865
Ratio of operating expenses to average net assets              0.94%          0.91%         0.92%           0.99%           0.91%
Ratio of net investment income to average net assets           6.58%          6.36%         6.14%           6.49%           6.80%
Portfolio turnover                                              319%           110%           81%             80%             89%

(1) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages do not correspond with the performance of a shareholder's investment in the Fund based on market value, since the relationship between the market price of the stock and net asset value varied during each period.


The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA INVESTMENT SECURITIES, INC.  NOTES TO FINANCIAL STATEMENTS               9



1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA Investment Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's objective is to generate income and obtain capital appreciation by investing, under normal market conditions, at least 65% of its total assets in investment-grade debt securities and preferred stocks. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Prices are taken from the primary market in which the security trades. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value, as determined in good faith by, or under the authority of, the Fund's Board of Directors.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. The Fund does not amortize or accrete premiums or discounts for book purposes, except for original issue discounts which are amortized over the life of the respective securities. Securities gains or losses are determined on the basis of identified cost.

C. FEDERAL TAXES - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income or capital gains, if any, to its shareholders. Therefore, no federal income or excise taxes on realized income have been accrued. At December 31, 2000, the Fund had a capital loss carryover for federal income tax purposes of $4,086,775, of which $1,609,041 and $2,477,734 expire in 2007 and 2008, respectively. The Fund had a post October loss in the amount of $115,619. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions are recorded by the Fund on the ex-dividend date. Payments in excess of financial accounting income due to differences between financial and tax accounting, to meet the distribution requirements for tax basis income, are deducted from paid in capital when such differences are determined to be permanent.

E. CURRENCY TRANSLATION AND FORWARD CURRENCY CONTRACTS - Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates as follows: assets and liabilities at

________________________________________________________________________________
CIGNA INVESTMENT SECURITIES, INC. NOTES TO FINANCIAL STATEMENTS (Continued)   10



the rate of exchange at the end of the period, purchases and sales of securities and expenses at the rate of exchange prevailing on the dates of such transactions. From time to time, the Fund may enter into foreign currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund enters into these transactions either on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency exchange contracts to purchase or sell foreign currencies. Realized and unrealized gains and losses on foreign currency transactions represent foreign exchange gains and losses arising from the sale of holdings of foreign currencies, foreign currency exchange rate fluctuations between trade dates and settlement dates on securities transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

F. FUTURES CONTRACTS - The Fund may purchase financial futures contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the initial margin requirements. During the period a futures contract is open, changes in the value of a contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Daily variation margin payments are received or made, depending on whether there were unrealized gains or losses. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts include the risk that a change in the value of the contract may not correlate with the value of the underlying securities.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.55% of the first $75 million of average weekly net asset value and 0.4% thereafter. TimesSquare is an indirect, wholly-owned subsidiary of CIGNA Corporation.

The Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 2000, the Fund paid or accrued $46,907.

3. DIRECTORS' FEES. Directors' fees represent remuneration paid or accrued to directors who are not employees of CIGNA Corporation or any of its affiliates. Directors may elect to defer receipt of all or a portion of their fees which are invested in mutual fund shares in accordance with a deferred compensation plan.

4. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities for the year ended December 31, 2000 were as follows (excluding short-term obligations)

                                                 (IN THOUSANDS):
                                 ----------------------------------------------
                                                               PROCEEDS
                                       COST OF                    FROM
                                     SECURITIES               SECURITIES
                                      PURCHASED                   SOLD
                                 ----------------------  ----------------------
Bonds                                        $ 126,708               $ 135,117
U.S. Government Obligations                    135,758                 126,969
                                 ----------------------  ----------------------
                                             $ 262,466               $ 262,086
                                 ======================  ======================

________________________________________________________________________________
CIGNA INVESTMENT SECURITIES, INC.  NOTES TO FINANCIAL STATEMENTS (Continued)  11



As of December 31, 2000, the cost of securities for federal income tax purposes was $84,951,758. Net unrealized appreciation for federal income tax purposes aggregated $835,223 of which $2,449,362 related to appreciated securities and $1,614,139 related to depreciated securities.

5. NEW ACCOUNTING MATTERS. Effective January 1, 2001, the Fund will adopt provisions of the AICPA Audit and Accounting Guide for Investment Companies and will amortize premium and discount on all debt securities. The cumulative effect of this accounting change will not have an impact on total net assets for the Fund but will result in a reclassification between cost of securities held and net unrealized appreciation/depreciation.


6. QUARTERLY RESULTS (UNAUDITED). The following is a summary of quarterly results of operations (in thousands, except for per share amounts):


----------------------------------------------------------------------------------------------------------------------------------
                                                                                  NET REALIZED AND
                                                                               UNREALIZED GAIN (LOSS)        INCR. (DECR.)
                                     INVESTMENT INCOME         INCOME              ON INVESTMENTS           IN NET ASSETS
PERIOD ENDED                      TOTAL      PER SHARE    TOTAL     PER SHARE    TOTAL     PER SHARE      TOTAL       PER SHARE
----------------------------------------------------------------------------------------------------------------------------------
March 31, 1999              $1,588             $0.33     $1,389      $0.29      $(1,983)     $(0.41)      $(1,936)      $(0.40)
June 30, 1999                1,654              0.35      1,451       0.30       (2,182)      (0.46)       (2,070)       (0.44)
September 30, 1999           1,574              0.33      1,388       0.29       (1,276)      (0.27)       (1,230)       (0.26)
December 31, 1999            1,639              0.34      1,416       0.30       (1,361)      (0.28)       (1,736)       (0.36)

March 31, 2000               1,589              0.33      1,346       0.28         (389)      (0.08)         (384)       (0.08)
June 30, 2000                1,605              0.34      1,455       0.30         (400)      (0.08)         (287)       (0.06)
September 30, 2000           1,597              0.33      1,395       0.28          575        0.12         1,057         0.22
December 31, 2000            1,613              0.33      1,406       0.29        1,920        0.41         1,173         0.24
____________________________________________________________________________________________________________________________________

________________________________________________________________________________
CIGNA INVESTMENT SECURITIES, INC.                                             12



REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of CIGNA Investment Securities, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CIGNA Investment Securities, Inc. (the "Fund") at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2001

________________________________________________________________________________
CIGNA INVESTMENT SECURITIES, INC.                                             13


2000 TAX INFORMATION (UNAUDITED)

During 2000, the Fund declared ordinary income dividends of $1.20 per share. The dividends included $0.08, which was declared in December 2000. This dividend complied with a provision in the Internal Revenue Code which requires the Fund to satisfy certain distribution requirements for a calendar year. Such distributions must be declared prior to December 31 and paid prior to the following January 31. Please note that the December 2000 distribution is still considered 2000 taxable income, even though received in 2001. Dividends reported to you on Form 1099, whether received as stock or cash, must be included in your Federal income tax return and must be reported by the Fund to the Internal Revenue Service.

Approximately 3.57% of income for the year was derived from U.S. Government Treasury obligations, and 28.92% from U.S. Government Agency obligations.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT PLAN

Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Dividend Paying Agent") as plan agent under the Automatic Dividend and Distribution Investment Plan (the "Plan"). Shareholders who do not elect to participate in the Plan will receive all distributions from the Fund in cash, paid by check mailed directly to the shareholder by the Dividend Paying Agent. Shareholders may elect to participate in the Plan and to have all distributions of dividends and capital gains automatically reinvested by sending written instructions to the Dividend Paying Agent at the address set forth below.

If the Directors of the Fund declare a dividend or determine to make a capital gains distribution payable either in shares of the Fund or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. If the market price of the shares as of the close of business on the payment date for the dividend or distribution is equal to or exceeds their net asset value as determined as of the close of business on the payment date, participants will be issued shares of the Fund at a value equal to the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of the shares at such time, or if the Fund declares a dividend or other distribution payable only in cash, the Dividend Paying Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Dividend Paying Agent has completed its purchases, the market price exceeds the net asset value of the shares, the average per share purchase price paid by the Dividend Paying Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Dividend Paying Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for the whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Dividend Paying Agent will maintain all shareholders' accounts in the Plan and will furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant (other than participants whose shares are registered in the name of banks, brokers, nominees or other third parties) will be held by the Dividend Paying Agent in the non-certificated form in the name of the

________________________________________________________________________________
                                                                              14



participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. At no additional cost, shareholders of the Fund may send to the Dividend Paying Agent for deposit into their Plan account those share certificates in their possession. Shareholders may also send share certificates to the Dividend Paying Agent for the Dividend Paying Agent to hold in a book-entry account outside of the Plan.

Whether or not shareholders participate in the Plan, they may elect by notice to the Dividend Paying Agent to have the Dividend Paying Agent sell their noncertificated book-entry shares. The Dividend Paying Agent will deduct from the sale proceeds $2.50 per transaction plus $0.15 per share and remit the balance of the sales proceeds to the shareholder. The Dividend Paying Agent will sell the noncertificated shares on the first trading day of the week immediately following receipt of written notification by the Dividend Paying Agent.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Dividend Paying Agent will administer the Plan on the basis of number of shares certified, from time to time, by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Investors whose shares are held in the name of banks, brokers or nominees should confirm with such entities that participation in the Plan will be possible, and should be aware that they may be unable to continue to participate in the Plan if their account is transferred to another bank, broker or nominee. Those who do participate in the Plan may subsequently elect not to participate by notifying such entities.

There is no charge to participants for reinvesting dividends or distributions, except for certain brokerage commissions, as described below. The Dividend Paying Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Dividend Paying Agent's open market purchases in connection with the reinvestment of dividends or distributions.

Participants in the Plan should be aware that they will realize capital gains and income for tax purposes upon dividends and distributions, although they will not receive any payment of cash.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to the participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Dividend Paying Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan, including requests for additional information or an application brochure or general inquires about your account, should be directed to State Street Bank and Trust Company, Stock Transfer Department, P.O. Box 8200, Boston, MA 02266-8200 or you may call toll free, 1-800-426-5523.

CHANGES IN INVESTMENT POLICIES

The Fund's Board of Directors approved the Fund's expanded use of derivative instruments, such as futures, forwards, options on futures and forwards, structured notes and swaps. The Fund may use derivative instruments not only for risk hedging purposes, but also to obtain market exposure. The Fund will use these instruments to obtain market exposure where investment in the security underlying the derivative instrument is permitted by the Fund's investment objective and strategies.

________________________________________________________________________________
                                                                              15



Swaps involve commitments to exchange components of income pegged to the underlying assets based on a notional principal amount. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty. A structured note is a note for which the amount of principal repayment and/or interest payment is based on the movement of one or more factors, such as currency exchange rates or interest rates. Changes in the underlying factors may cause significant price fluctuations or may cause the structured note to become illiquid.

_______________________________________________________________________________________________________________________
TRUSTEES                                                                              OFFICERS
                                           Thomas C. Jones
                                           PRESIDENT, CIGNA RETIREMENT AND
Hugh R. Beath                              INVESTMENT SERVICES AND CHAIRMAN OF THE    Richard H. Forde
ADVISORY DIRECTOR                          BOARD, TIMESSQUARE CAPITAL MANAGEMENT,     CHAIRMAN OF THE BOARD
ADMEDIA CORPORATE ADVISORS, INC.           INC.                                       AND PRESIDENT

Richard H. Forde                           Paul J. McDonald
SENIOR MANAGING DIRECTOR                   SPECIAL ADVISOR TO THE BOARD OF            Alfred A. Bingham III
TIMESSQUARE CAPITAL MANAGEMENT, INC.       DIRECTORS, FRIENDLY ICE CREAM CORPORATION  VICE PRESIDENT AND TREASURER

Russell H. Jones
VICE PRESIDENT AND TREASURER                                                          Jeffrey S. Winer
KAMAN CORPORATION                                                                     VICE PRESIDENT AND SECRETARY
_______________________________________________________________________________________________________________________
CIGNA Investment Securities, Inc. is a closed-end, diversified management investment company that invests primarily in debt securities.  The investment adviser is TimesSquare Capital Management, Inc., 900 Cottage Grove Road, Hartford,
Connecticut 06152.
________________________________________________________________________________________________________________________

[CIGNA TREE LOGO GRAPHIC APPEARS HERE/R/]



CIGNA Investment Securities, Inc.       [CIGNA TREE LEAVES GRAPHIC APPEARS HERE]
P.O. Box 13856
Philadelphia, PA 19101


                                                                CIGNA INVESTMENT
                                                                SECURITIES, INC.

--------------------                    ________________________________________
     BULK RATE
    U.S. POSTAGE                                                   ANNUAL REPORT
       PAID                                                    DECEMBER 31, 2000
 SO. HACKENSACK, NJ
    PERMIT 750
--------------------











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